July 17, 2007

Supplement

SUPPLEMENT DATED JULY 17, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY VALUE FUND
Dated January 31, 2007

The first, second and third paragraphs of the section of the Prospectus entitled ‘‘The Fund — Fund Management — Portfolio Management’’ are hereby deleted and replaced with the following:

The Fund is managed within the Multi-Cap Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt, each a Managing Director of the Investment Adviser, and Devin E. Armstrong and James N. Warwick, each a Vice President of the Investment Adviser.

Mr. Baker has been associated with the Investment Adviser in an investment management capacity since November 1991 and began managing the Fund in October 2003. Mr. Leder has been associated with the Investment Adviser in an investment management capacity since April 1995 and began managing the Fund in October 2003. Mr. Holt has been associated with the Investment Adviser in an investment management capacity since August 1999 and began managing the Fund in October 2003. Mr. Armstrong has been associated with the Investment Adviser in a research capacity since August 2004 and began managing the Fund in an investment management capacity in July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School (August 2002 – May 2004) and prior to that, he was a research associate at William Blair & Company. Mr. Warwick has been associated with the Investment Adviser in an investment management capacity since May 2002 and began managing the Fund in July 2007.

Mr. Baker is the lead manager of the Fund and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Each team member is responsible for specific sectors. Mr. Baker is responsible for execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

VLUSPT

July 17, 2007

Supplement

SUPPLEMENT DATED JULY 17, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VALUE FUND
Dated January 31, 2007

The following paragraphs are hereby added as the fourth and fifth paragraphs of the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers’’:

As of July 16, 2007, Devin E. Armstrong managed 16 registered investment companies with a total of approximately $34 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 14,609 other accounts (which include separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $3.1 billion in assets.

As of July 16, 2007, James N. Warwick managed 16 registered investment companies with a total of approximately $34 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 14,609 other accounts (which include separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $3.1 billion in assets.

The following is hereby added to the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’:

As of July 16, 2007, Devin E. Armstrong and James N. Warwick did not own any securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.